SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT



   Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported)     December 16, 1998
                                                -----------------------------


                       Granite Development Partners, L.P.
-----------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


            Ohio                    033-80104               34-1754061
----------------------------   -----------------------   --------------------
(State of other jurisdiction   (Commission File Number)  (IRS Employer ID No.)
  or incorporation)




1250 Terminal Tower      50 Public Square      Cleveland, Ohio  44443-2203
---------------------------------------------------------------------------
                   (Address of principal executive offices)


Registrant's telephone number, including area code    (216)621-6060
                                                  ---------------------



----------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

Item 8.  Change in Fiscal Year


This form 8-K is being filed to announce a change in the fiscal year for Granite Development Partners, L.P. from January 31 to December 31 and a change in the fiscal year for Silver Canyon Partnership, a major subsidiary, from January 31 to December 31.

The change will be reflected beginning with the Form 10-K for the eleven month period ending December 31, 1998. The point of decision for this change was December 16, 1998.





                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         Granite Development Partners, L.P.
                                         ----------------------------------
                                                     (Registrant)


DATE:             12/23/98               /s/ Robert F. Monchein
                                         ----------------------------------
                                         Robert F. Monchein
                                         President
                                         FC-Granite, Inc. the general partner of
                                         Granite Development Partners, L.P.


DATE:             12/23/98               /s/ Mark A. Ternes
                                         ----------------------------------
                                         Mark A. Ternes
                                         Controller
                                         FC-Granite, Inc. the general partner of
                                         Granite Development Partners, L.P.